UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

January 22, 2004

AMX CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas	0-26924	75-1815822
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Research Drive

Richardson, Texas 75082

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number including area code: (469) 624-8000

n/a

(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition.

The information in this Form 8-K is furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On January 22, 2004, AMX Corporation issued a press release announcing financial results for the quarter ended December 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMX CORPORATION

By:	/s/ C. Chris Apple

C. Chris Apple Vice President and Chief Financial Officer

Date: January 26, 2004

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Index to Exhibits

Exhibit Number	Description

99.1	Press Release by AMX Corporation dated January 22, 2004 announcing financial results for the quarter ended December 31, 2003.

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